                                                                    EXHIBIT 23.1


The Board of Directors
Veridian Corporation:


We consent to the use of our reports included herein and to the reference to our firm under the heading "Experts" in the prospectus.


                                                       /s/ KPMG LLP

McLean, Virginia
May 30, 2002